Exhibit 21.1

SEACOR MARINE HOLDINGS INC.

SUBSIDIARIES

AS OF DECEMBER 31, 2024

Jurisdiction
of Incorporation/Formation
Aaron S McCall LLC	Delaware
Alya McCall LLC	Delaware
C-Lift LLC	Delaware
Cypress Ckor LLC	Marshall Islands
Falcon Diamond LLC	Marshall Islands
Falcon Global Holdings LLC	Delaware
Falcon Global International LLC	Marshall Islands
Falcon Global Jill LLC	Delaware
Falcon Global LLC	Delaware
Falcon Global Offshore LLC	Delaware
Falcon Global Offshore II LLC	Delaware
Falcon Global Robert LLC	Delaware
Falcon Global USA LLC	Delaware
Falcon Pearl LLC	Marshall Islands
Graham Offshore LLC	Delaware
McCall’s Boat Rentals LLC	Delaware
Michael G McCall LLC	Delaware
SAN Offshore Marine Inc.	Delaware
Sea Mar Offshore LLC	Delaware
Seabulk Angola Holdings, Inc.	Marshall Islands
Seabulk Command, Inc.	Marshall Islands
Seabulk Congo, Inc.	Liberia
Seabulk E. G. Holdings, Inc.	Marshall Islands
Seabulk Eagle II, Inc.	Marshall Islands
Seabulk Freedom, Inc.	Marshall Islands
Seabulk Ghana Holdings Inc.	Marshall Islands
Seabulk Global Carriers, Inc.	Marshall Islands
Seabulk Marine International Inc.	Delaware
Seabulk Offshore Dubai, Inc.	Florida
Seabulk Offshore Equatorial Guinea, S.L.	Equatorial Guinea
Seabulk Offshore Holdings, Inc.	Marshall Islands
Seabulk Offshore LLC	Delaware
Seabulk Offshore Operators, Inc.	Florida
Seabulk Offshore Venture Holdings Inc.	Marshall Islands
Seabulk Offshore Vessel Holdings Inc.	Marshall Islands
Seabulk Operators, Inc.	Florida
Seabulk Overseas Transport, Inc.	Marshall Islands
Seabulk South Atlantic LLC	Delaware
Seabulk Tims I, Inc.	Marshall Islands
Seabulk Transmarine II, Inc.	Florida
Sea-cat Crewzer LLC	Marshall Islands
Sea-cat Crewzer II LLC	Marshall Islands
Sea-cat Crewzer III LLC	Marshall Islands
SEACOR 88 LLC	Marshall Islands
SEACOR 888 LLC	Marshall Islands
SEACOR Acadian Companies Inc.	Delaware

SEACOR Acadian Marine LLC	Delaware
SEACOR Alps LLC	Marshall Islands
SEACOR Amazon LLC	Marshall Islands
SEACOR Andes LLC	Marshall Islands
SEACOR Atlas LLC	Marshall Islands
SEACOR Brave LLC	Delaware
SEACOR Capital (UK) Limited	England and Wales
SEACOR Chief LLC	Delaware
SEACOR Congo LLC	Marshall Islands
SEACOR Courageous LLC	Marshall Islands
SEACOR Demerara LLC	Marshall Islands
SEACOR Doha Holdings LLC	Marshall Islands
SEACOR Eagle LLC	Delaware
SEACOR Fearless LLC	Delaware
SEACOR Ghana Holdings Inc.	Marshall Islands
SEACOR Hawk LLC	Delaware
SEACOR International Chartering Inc.	Delaware
SEACOR LB Holdings LLC	Delaware
SEACOR LB Offshore (MI) LLC	Marshall Islands
SEACOR LB Realty LLC	Delaware
SEACOR Liftboats LLC	Delaware
SEACOR Marine Alpine LLC	Marshall Islands
SEACOR Marine Asia Holdings Inc.	Marshall Islands
SEACOR Marine (Asia) Pte. Ltd.	Singapore
SEACOR Marine Australia Pty Ltd	Australia
SEACOR Marine (Bahamas) Inc.	Marshall Islands
SEACOR Marine Capital Inc.	Delaware
SEACOR Marine Foreign Holdings Inc.	Marshall Islands
SEACOR Marine (Guernsey) Ltd.	Guernsey
SEACOR Marine (International) Limited	England and Wales
SEACOR Marine International B.V.	Netherlands
SEACOR Marine International 2 LLC	Delaware
SEACOR Marine International Holdings LLC	Marshall Islands
SEACOR Marine LLC	Delaware
SEACOR Marine (Malta) Limited	Malta
SEACOR Marine (Nigeria) L.L.C.	Louisiana
SEACOR Marine Payroll Management LLC	Delaware
SEACOR Marine Property Limited	United Arab Emirates
SEACOR Marine Services Doha LLC	Qatar
SEACOR Marlin LLC	Marshall Islands
SEACOR Mekong LLC	Marshall Islands
SEACOR Murray LLC	Marshall Islands
SEACOR Nile LLC	Marshall Islands
SEACOR Offshore 191 LLC	Marshall Islands
SEACOR Offshore 2 LLC	Delaware
SEACOR Offshore Abu Dhabi, Inc.	Florida
SEACOR Offshore Asia LLC	Marshall Islands
SEACOR Offshore do Brasil Ltda.	Brazil
SEACOR Offshore Delta LLC	Marshall Islands
SEACOR Offshore Dubai (L.L.C.)	United Arab Emirates
SEACOR Offshore Eight LLC	Marshall Islands
SEACOR Offshore International Inc.	Florida
SEACOR Offshore LLC	Delaware
SEACOR Offshore (Marshall Islands) Ltd.	Marshall Islands
SEACOR Offshore McCall LLC	Delaware
SEACOR Offshore Mischief LLC	Delaware

SEACOR Offshore Mystery LLC	Delaware
SEACOR Offshore OSV LLC	Delaware
SEACOR Offshore Services Inc.	Delaware
SEACOR Offshore Vessel Holdings LLC	Delaware
SEACOR Ohio LLC	Marshall Islands
SEACOR OSV Investments LLC	Delaware
SEACOR OSV Partners GP LLC	Delaware
SEACOR Parana LLC	Marshall Islands
SEACOR Paula McCall LLC	Marshall Islands
SEACOR Resolute LLC	Marshall Islands
SEACOR Rio Grande LLC	Marshall Islands
SEACOR Strong LLC	Delaware
SEACOR Subco LLC	Delaware
SEACOR-SMIT Offshore (International) Ltd.	Marshall Islands
SEACOR Worldwide Inc.	Delaware
SEACOR Yangtze LLC	Marshall Islands
Stirling Offshore Limited	Scotland
Stirling Shipping Company Limited	Scotland
Stirling Shipping Holdings Limited	Scotland
VEESEA Holdings Inc.	Delaware
VENSEA Marine, S.R.L.	Venezuela